UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 17, 2007
HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	0-2525	31-0724920

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street
Columbus, Ohio	43287

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     The attached Analyst Handout contains information that members of Huntington Bancshares Incorporated (“Huntington”) management will use from time to time through September 30, 2007, during visits with investors, analysts, and other interested parties to assist their understanding Huntington. This handout is available in the Investor Relations section of Huntington’s web site at www.huntington-ir.com.
     The Analyst Handout is attached as Exhibit 99.1 to this report and are incorporated herein by reference.
     The Analyst Handout is attached as Exhibit 99.1 and is being furnished, not filed, under item 7.01 of this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is being furnished herewith:
Exhibit 99.1 — Analyst Handout

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date: August 17, 2007	By:	/s/ Donald R. Kimble
Donald R. Kimble, Chief Financial Officer

EXHIBIT INDEX
Exhibit No.                     Description
Exhibit 99.1 — Analyst Handout